Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2011

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 3, 2011

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,239	626	98%	U.S. Retirement Solutions and Investment Management Division	130	855	624	618	621
315	264	19%	U.S. Individual Life and Group Insurance Division	120	251	200	136	179
1,262	957	32%	International Insurance Division	466	540	588	672	590
(503)	(390)	-29%	Corporate and other operations	(180)	(265)	(238)	(272)	(231)

2,313	1,457	59%	Total pre-tax adjusted operating income	536	1,381	1,174	1,154	1,159
635	372	71%	Income taxes, applicable to adjusted operating income	127	377	325	319	316

1,678	1,085	55%	Financial Services Businesses after-tax adjusted operating income	409	1,004	849	835	843

			Reconciling items:
(371)	560	-166%	Realized investment gains (losses), net, and related charges and adjustments	620	284	(906)	(360)	(11)
160	331	-52%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	79	388	(218)	(17)	177
(144)	(464)	69%	Change in experience-rated contractholder liabilities due to asset value changes	(144)	(367)	200	34	(178)
(3)	(14)	79%	Divested businesses	(7)	(32)	(9)	(1)	(2)
(115)	(18)	-539%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	18	(18)	(62)	(133)	18

(473)	395	-220%	Total reconciling items, before income taxes	566	255	(995)	(477)	4
(123)	182	-168%	Income taxes, not applicable to adjusted operating income	174	109	(307)	(137)	14

(350)	213	-264%	Total reconciling items, after income taxes	392	146	(688)	(340)	(10)

1,328	1,298	2%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	801	1,150	161	495	833
62	18	244%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(18)	16	39	80	(18)

1,390	1,316	6%	Income from continuing operations attributable to Prudential Financial, Inc.	783	1,166	200	575	815
54	1	5300%	Earnings attributable to noncontrolling interests	27	(2)	12	25	29

1,444	1,317	10%	Income from continuing operations (after-tax) of Financial Services Businesses	810	1,164	212	600	844
30	18	67%	Income from discontinued operations, net of taxes	15	1	13	14	16

1,474	1,335	10%	Net income of Financial Services Businesses	825	1,165	225	614	860
54	1	5300%	Less: Income (loss) attributable to noncontrolling interests	27	(2)	12	25	29

1,420	1,334	6%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	798	1,167	213	589	831

11.25%	8.49%		Operating Return on Average Equity (based on adjusted operating income)	6.36%	14.66%	11.86%	11.39%	11.13%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
1,420	1,334		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	798	1,167	213	589	831
26	440		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	279	77	(36)	19	7

1,446	1,774		Consolidated net income attributable to Prudential Financial, Inc.	1,077	1,244	177	608	838

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted):
3.40	2.33	Financial Services Businesses after-tax adjusted operating income	0.88	2.12	1.76	1.69	1.71

		Reconciling items:
(0.75)	1.19	Realized investment gains (losses), net, and related charges and adjustments	1.32	0.60	(1.87)	(0.73)	(0.02)
0.32	0.70	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.17	0.82	(0.45)	(0.03)	0.36
(0.29)	(0.98)	Change in experience-rated contractholder liabilities due to asset value changes	(0.31)	(0.78)	0.41	0.07	(0.36)
(0.01)	(0.03)	Divested businesses	(0.01)	(0.07)	(0.02)	—	—
0.01	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	—	0.01	0.01	—

(0.72)	0.87	Total reconciling items, before income taxes	1.16	0.57	(1.92)	(0.68)	(0.02)
(0.15)	0.39	Income taxes, not applicable to adjusted operating income	0.38	0.23	(0.58)	(0.16)	0.04

(0.57)	0.48	Total reconciling items, after income taxes	0.78	0.34	(1.34)	(0.52)	(0.06)

2.83	2.81	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.66	2.46	0.42	1.17	1.65
0.06	0.04	Income from discontinued operations, net of taxes	0.04	—	0.03	0.03	0.03

2.89	2.85	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1.70	2.46	0.45	1.20	1.68

485.4	463.7	Weighted average number of outstanding Common shares (basic)	464.3	464.8	475.1	484.9	486.0
494.4	472.4	Weighted average number of outstanding Common shares (diluted) (1)	468.2	473.2	483.5	493.9	494.8

17	20	Direct equity adjustments for earnings per share calculation	10	9	7	9	8
9	9	Earnings related to interest, net of tax, on exchangeable surplus notes (1)	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
23	14	Financial Services Businesses after-tax adjusted operating income	6	13	11	11	12
19	17	Income from continuing operations (after-tax) of Financial Services Businesses	10	15	7	8	11

(1)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended June 30, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for non-GAAP measures, as presented above. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended June 30, 2010 for GAAP measures is 473.3 million. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,219	2,572	1,982	2,432	2,152
		Long-term debt	19,130	19,068	20,384	20,764	21,309
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	28,233	32,007	31,032	31,300	33,623
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	26,758	28,507	29,248	30,055	31,096
		Excluding total accumulated other comprehensive income	26,193	27,418	28,100	28,785	29,683

		Total Capitalization:
		Including accumulated other comprehensive income	48,882	52,594	52,935	53,583	56,451
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	47,407	49,094	51,151	52,338	53,924
		Excluding total accumulated other comprehensive income	46,842	48,005	50,003	51,068	52,511

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	59.94	67.81	63.11	63.50	68.09
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	56.81	60.40	59.48	60.98	62.97
		Excluding total accumulated other comprehensive income	55.61	58.09	57.15	58.40	60.11

		Number of diluted shares at end of period (2)	471.0	472.0	491.7	492.9	493.8

		Common Stock Price Range (based on closing price):
67.32	65.82	High	65.82	59.54	59.95	67.32	64.62
57.77	47.02	Low	53.66	49.65	50.68	58.32	57.77
63.59	53.66	Close	53.66	54.18	58.71	61.58	63.59

		Common Stock market capitalization (1)	24,923	25,191	28,404	29,900	30,912

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

OPERATIONS HIGHLIGHTS

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2) (3):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	203.5	222.1	235.3	246.2	256.2
		Retail customers	84.2	92.7	101.2	108.8	109.3
		General account	196.6	203.3	200.8	213.8	218.0

		Total Investment Management and Advisory Services	484.3	518.1	537.3	568.8	583.5
		Non-proprietary assets under management	118.3	136.2	149.8	161.7	167.3

		Total managed by U.S. Retirement Solutions and Investment Management Division	602.6	654.3	687.1	730.5	750.8
		Managed by U.S. Individual Life and Group Insurance Division	13.2	13.0	13.1	13.3	13.5
		Managed by International Insurance Division	74.0	82.8	83.8	114.7	118.9

		Total assets under management	689.8	750.1	784.0	858.5	883.2
		Client assets under administration	71.1	80.8	84.1	86.6	89.4

		Total assets under management and administration	760.9	830.9	868.1	945.1	972.6

		Assets managed or administered for customers outside of the United States at end of period	129.3	147.6	151.1	201.4	208.3

		Distribution Representatives (1):
		Prudential Agents	2,480	2,478	2,471	2,506	2,551
		International Life Planners	6,605	6,608	6,565	6,581	6,568
		Gibraltar Life Advisors (4)	6,101	5,913	6,281	13,227	13,353

50	47	Prudential Agent productivity ($ thousands)	52	49	68	50	50

(1)	As of end of period.
(2)	At fair market value.
(3)	Includes assets under management relating to acquired businesses of AIG Star Life Insurance Co., LTD. and AIG Edison Life Insurance Co. (“Star/Edison”) commencing as of February 1, 2011 date of acquisition, totalling $45 billion as of that date.
(4)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
10,338	7,339	41%	Premiums	3,808	3,969	3,943	4,830	5,508
2,020	1,748	16%	Policy charges and fee income	888	803	929	982	1,038
4,831	4,182	16%	Net investment income	2,109	2,200	2,236	2,305	2,526
2,162	1,595	36%	Asset management fees, commissions and other income	871	853	961	1,084	1,078

19,351	14,864	30%	Total revenues	7,676	7,825	8,069	9,201	10,150

			Benefits and Expenses (1):
9,813	7,431	32%	Insurance and annuity benefits	4,000	3,756	3,707	4,651	5,162
1,763	1,721	2%	Interest credited to policyholders’ account balances	875	820	877	829	934
569	509	12%	Interest expense	258	267	273	279	290
(1,893)	(1,463)	-29%	Deferral of acquisition costs	(746)	(780)	(849)	(908)	(985)
1,005	891	13%	Amortization of acquisition costs	539	99	378	466	539
5,781	4,318	34%	General and administrative expenses	2,214	2,282	2,509	2,730	3,051

17,038	13,407	27%	Total benefits and expenses	7,140	6,444	6,895	8,047	8,991

2,313	1,457	59%	Adjusted operating income before income taxes	536	1,381	1,174	1,154	1,159

			Reconciling items:
(198)	1,319	-115%	Realized investment gains (losses), net, and related adjustments	1,252	166	(1,369)	(356)	158
(173)	(759)	77%	Related charges	(632)	118	463	(4)	(169)

(371)	560	-166%	Total realized investment gains (losses), net, and related charges and adjustments	620	284	(906)	(360)	(11)

160	331	-52%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	79	388	(218)	(17)	177
(144)	(464)	69%	Change in experience-rated contractholder liabilities due to asset value changes	(144)	(367)	200	34	(178)
(3)	(14)	79%	Divested businesses	(7)	(32)	(9)	(1)	(2)
(115)	(18)	-539%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	18	(18)	(62)	(133)	18

(473)	395	-220%	Total reconciling items, before income taxes	566	255	(995)	(477)	4

1,840	1,852	-1%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,102	1,636	179	677	1,163
512	554	-8%	Income tax expense	301	486	18	182	330

1,328	1,298	2%	Income from continuing operations before equity in earnings of operating joint ventures	801	1,150	161	495	833

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2010	9/30/2010	12/31/2010	3/31/2011	6/30/2011

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $134,883; $141,794; $144,248; $182,343; $186,022)	140,610	151,227	149,806	186,861	192,902
Fixed maturities, held to maturity, at amortized cost (fair value $5,209; $5,522; $5,477; $5,283; $5,342)	5,023	5,233	5,226	5,102	5,091
Trading account assets supporting insurance liabilities, at fair value	16,733	17,750	17,771	18,314	18,563
Other trading account assets, at fair value	5,358	5,512	4,069	3,599	3,616
Equity securities, available for sale, at fair value (cost $3,340; $3,547; $3,605; $5,621; $5,517)	3,747	4,021	4,148	6,286	6,022
Commercial mortgage and other loans	23,097	23,466	23,324	24,259	24,712
Policy loans	4,915	5,147	5,290	5,926	6,046
Other long-term investments	4,321	4,572	4,589	6,335	6,239
Short-term investments	5,673	4,646	4,133	6,094	6,497

Total investments	209,477	221,574	218,356	262,776	269,688
Cash and cash equivalents	10,751	11,019	12,447	10,512	13,234
Accrued investment income	1,682	1,721	1,734	2,083	2,111
Deferred policy acquisition costs	13,432	14,291	15,672	16,224	16,563
Other assets	14,784	15,155	16,161	21,066	20,655
Separate account assets	179,260	194,463	207,776	218,382	222,892

Total assets	429,386	458,223	472,146	531,043	545,143

Liabilities:
Future policy benefits	76,982	82,063	82,242	102,404	108,766
Policyholders’ account balances	97,033	99,753	100,905	127,512	125,494
Securities sold under agreements to repurchase	2,683	2,628	2,557	2,599	2,830
Cash collateral for loaned securities	1,866	1,831	1,614	1,522	2,415
Income taxes	5,747	7,438	6,736	6,057	6,939
Senior short-term debt	2,219	2,572	1,982	2,432	2,152
Senior long-term debt	19,130	19,068	20,384	20,764	21,309
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	1,519
Other liabilities	14,169	14,359	14,886	16,002	16,611
Separate account liabilities	179,260	194,463	207,776	218,382	222,892

Total liabilities	400,608	425,694	440,601	499,193	510,927

Attributed Equity:
Accumulated other comprehensive income	2,040	4,589	2,932	2,515	3,940
Other attributed equity	26,193	27,418	28,100	28,785	29,683

Total attributed equity	28,233	32,007	31,032	31,300	33,623

Noncontrolling Interest	545	522	513	550	593

Total Equity	28,778	32,529	31,545	31,850	34,216

Total liabilities and equity	429,386	458,223	472,146	531,043	545,143

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,508	244	1,361	3,912	(9)
Policy charges and fee income	1,038	520	384	143	(9)
Net investment income	2,526	1,034	418	961	113
Asset management fees, commissions and other income	1,078	1,039	86	33	(80)

Total revenues	10,150	2,837	2,249	5,049	15

Benefits and Expenses (1):
Insurance and annuity benefits	5,162	530	1,453	3,170	9
Interest credited to policyholders’ account balances	934	563	130	249	(8)
Interest expense	290	35	48	1	206
Deferral of acquisition costs	(985)	(280)	(112)	(603)	10
Amortization of acquisition costs	539	156	107	287	(11)
General and administrative expenses	3,051	1,212	444	1,355	40

Total benefits and expenses	8,991	2,216	2,070	4,459	246

Adjusted operating income (loss) before income taxes	1,159	621	179	590	(231)

	Quarter Ended June 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	3,808	391	1,190	2,232	(5)
Policy charges and fee income	888	393	406	96	(7)
Net investment income	2,109	1,050	389	580	90
Asset management fees, commissions and other income	871	798	82	50	(59)

Total revenues	7,676	2,632	2,067	2,958	19

Benefits and Expenses (1):
Insurance and annuity benefits	4,000	839	1,308	1,815	38
Interest credited to policyholders’ account balances	875	640	124	130	(19)
Interest expense	258	23	37	—	198
Deferral of acquisition costs	(746)	(323)	(109)	(327)	13
Amortization of acquisition costs	539	186	156	213	(16)
General and administrative expenses	2,214	1,137	431	661	(15)

Total benefits and expenses	7,140	2,502	1,947	2,492	199

Adjusted operating income (loss) before income taxes	536	130	120	466	(180)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	10,338	455	2,721	7,179	(17)
Policy charges and fee income	2,020	1,012	769	256	(17)
Net investment income	4,831	2,078	825	1,726	202
Asset management fees, commissions and other income	2,162	1,944	165	216	(163)

Total revenues	19,351	5,489	4,480	9,377	5

Benefits and Expenses (1):
Insurance and annuity benefits	9,813	956	2,963	5,876	18
Interest credited to policyholders’ account balances	1,763	1,113	258	410	(18)
Interest expense	569	69	93	1	406
Deferral of acquisition costs	(1,893)	(678)	(215)	(1,025)	25
Amortization of acquisition costs	1,005	289	200	537	(21)
General and administrative expenses	5,781	2,501	866	2,316	98

Total benefits and expenses	17,038	4,250	4,165	8,115	508

Adjusted operating income (loss) before income taxes	2,313	1,239	315	1,262	(503)

	Six Months Ended June 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	7,339	537	2,362	4,449	(9)
Policy charges and fee income	1,748	791	781	191	(15)
Net investment income	4,182	2,095	764	1,165	158
Asset management fees, commissions and other income	1,595	1,476	158	100	(139)

Total revenues	14,864	4,899	4,065	5,905	(5)

Benefits and Expenses (1):
Insurance and annuity benefits	7,431	1,174	2,631	3,585	41
Interest credited to policyholders’ account balances	1,721	1,248	250	264	(41)
Interest expense	509	45	72	1	391
Deferral of acquisition costs	(1,463)	(592)	(227)	(666)	22
Amortization of acquisition costs	891	271	216	428	(24)
General and administrative expenses	4,318	2,127	859	1,336	(4)

Total benefits and expenses	13,407	4,273	3,801	4,948	385

Adjusted operating income (loss) before income taxes	1,457	626	264	957	(390)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	269,688	88,642	33,959	138,170	8,917
Deferred policy acquisition costs	16,563	3,968	4,625	8,118	(148)
Other assets	36,000	7,889	3,030	13,068	12,013
Separate account assets	222,892	186,358	37,571	1,146	(2,183)

Total assets	545,143	286,857	79,185	160,502	18,599

Liabilities:
Future policy benefits	108,766	16,332	10,488	81,549	397
Policyholders’ account balances	125,494	56,508	16,334	53,345	(693)
Debt	24,980	4,499	5,545	—	14,936
Other liabilities	28,795	9,262	4,085	8,879	6,569
Separate account liabilities	222,892	186,358	37,571	1,146	(2,183)

Total liabilities	510,927	272,959	74,023	144,919	19,026

Attributed Equity:
Accumulated other comprehensive income (loss)	3,940	1,642	921	2,478	(1,101)
Other attributed equity	29,683	11,597	4,241	13,093	752

Total attributed equity	33,623	13,239	5,162	15,571	(349)

Noncontrolling Interest	593	659	—	12	(78)

Total Equity	34,216	13,898	5,162	15,583	(427)

Total liabilities and equity	545,143	286,857	79,185	160,502	18,599

	As of December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	218,356	88,387	32,408	88,842	8,719
Deferred policy acquisition costs	15,672	3,675	4,653	7,494	(150)
Other assets	30,342	7,832	3,133	6,068	13,309
Separate account assets	207,776	172,759	36,427	693	(2,103)

Total assets	472,146	272,653	76,621	103,097	19,775

Liabilities:
Future policy benefits	82,242	16,227	10,055	55,556	404
Policyholders’ account balances	100,905	57,179	15,812	28,919	(1,005)
Debt	23,885	4,429	5,644	—	13,812
Other liabilities	25,793	8,260	3,590	7,277	6,666
Separate account liabilities	207,776	172,759	36,427	693	(2,103)

Total liabilities	440,601	258,854	71,528	92,445	17,774

Attributed Equity:
Accumulated other comprehensive income (loss)	2,932	1,430	765	1,837	(1,100)
Other attributed equity	28,100	11,786	4,328	8,808	3,178

Total attributed equity	31,032	13,216	5,093	10,645	2,078

Noncontrolling Interest	513	583	—	7	(77)

Total Equity	31,545	13,799	5,093	10,652	2,001

Total liabilities and equity	472,146	272,653	76,621	103,097	19,775

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2011				As of December 31, 2010
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	448	8,234	1,519	10,201	371	6,873	1,519	8,763
Investment related	982	8,700	—	9,682	803	8,766	—	9,569
Securities business related	604	861	—	1,465	691	1,539	—	2,230
Specified other businesses	118	3,514	—	3,632	117	3,206	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,152	21,309	1,519	24,980	1,982	20,384	1,519	23,885

Ratio of long-term and short-term capital debt to capitalization (1)				23.8%				22.1%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of June 30, 2011				As of December 31, 2010
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	8,662	1,040	499	10,201	7,648	1,064	51	8,763
Investment related	5,573	890	3,219	9,682	5,686	654	3,229	9,569
Securities business related	1,174	285	6	1,465	1,673	552	5	2,230
Specified other businesses	2,875	757	—	3,632	2,603	720	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,284	2,972	3,724	24,980	17,610	2,990	3,285	23,885

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for June 30, 2011 and $942 million for December 31, 2010.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
455	537	-15%	Premiums	391	400	295	211	244
1,012	791	28%	Policy charges and fee income	393	415	456	492	520
2,078	2,095	-1%	Net investment income	1,050	1,066	1,076	1,044	1,034
1,944	1,476	32%	Asset management fees, commissions and other income	798	795	864	905	1,039

5,489	4,899	12%	Total revenues	2,632	2,676	2,691	2,652	2,837

			Benefits and Expenses (1):
956	1,174	-19%	Insurance and annuity benefits	839	507	458	426	530
1,113	1,248	-11%	Interest credited to policyholders’ account balances	640	558	609	550	563
69	45	53%	Interest expense	23	24	27	34	35
(678)	(592)	-15%	Deferral of acquisition costs	(323)	(325)	(373)	(398)	(280)
289	271	7%	Amortization of acquisition costs	186	(52)	86	133	156
2,501	2,127	18%	General and administrative expenses	1,137	1,109	1,260	1,289	1,212

4,250	4,273	-1%	Total benefits and expenses	2,502	1,821	2,067	2,034	2,216

1,239	626	98%	Adjusted operating income before income taxes	130	855	624	618	621

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2011				Quarter Ended June 30, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	455	70	385	—	244	31	213	—
Policy charges and fee income	1,012	918	94	—	520	475	45	—
Net investment income	2,078	398	1,610	70	1,034	197	805	32
Asset management fees, commissions and other income	1,944	445	365	1,134	1,039	230	185	624

Total revenues	5,489	1,831	2,454	1,204	2,837	933	1,248	656

Benefits and Expenses (1):
Insurance and annuity benefits	956	170	786	—	530	110	420	—
Interest credited to policyholders’ account balances	1,113	272	841	—	563	136	427	—
Interest expense	69	55	7	7	35	28	3	4
Deferral of acquisition costs	(678)	(643)	(22)	(13)	(280)	(264)	(10)	(6)
Amortization of acquisition costs	289	245	32	12	156	146	4	6
General and administrative expenses (2)	2,501	1,219	465	817	1,212	556	231	425

Total benefits and expenses	4,250	1,318	2,109	823	2,216	712	1,075	429

Adjusted operating income before income taxes	1,239	513	345	381	621	221	173	227

	Six Months Ended June 30, 2010				Quarter Ended June 30, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	537	80	457	—	391	43	348	—
Policy charges and fee income	791	690	101	—	393	345	48	—
Net investment income	2,095	440	1,602	53	1,050	216	805	29
Asset management fees, commissions and other income	1,476	317	339	820	798	164	169	465

Total revenues	4,899	1,527	2,499	873	2,632	768	1,370	494

Benefits and Expenses (1):
Insurance and annuity benefits	1,174	337	837	—	839	298	541	—
Interest credited to policyholders’ account balances	1,248	339	909	—	640	182	458	—
Interest expense	45	30	8	7	23	15	4	4
Deferral of acquisition costs	(592)	(552)	(28)	(12)	(323)	(299)	(18)	(6)
Amortization of acquisition costs	271	249	9	13	186	174	5	7
General and administrative expenses (2)	2,127	1,011	458	658	1,137	529	243	365

Total benefits and expenses	4,273	1,414	2,193	666	2,502	899	1,233	370

Adjusted operating income (loss) before income taxes	626	113	306	207	130	(131)	137	124

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $6 million for the six months ended June 30, 2011 and $9 million for the six months ended June 30, 2010, $4 million for the quarter ended June 30, 2011 and $6 million for the quarter ended June 30, 2010 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
102,348	80,519	Beginning total account value	85,379	83,593	93,375	102,348	109,969
11,346	10,175	Sales	5,308	5,368	6,108	6,815	4,531
(3,900)	(3,384)	Surrenders and withdrawals	(1,714)	(1,660)	(1,879)	(1,967)	(1,933)

7,446	6,791	Net sales	3,594	3,708	4,229	4,848	2,598
(544)	(469)	Benefit payments	(203)	(260)	(252)	(254)	(290)

6,902	6,322	Net flows	3,391	3,448	3,977	4,594	2,308
4,045	(2,496)	Change in market value, interest credited, and other (1)	(4,784)	6,756	5,488	3,552	493
(1,093)	(752)	Policy charges	(393)	(422)	(492)	(525)	(568)

112,202	83,593	Ending total account value	83,593	93,375	102,348	109,969	112,202

		Fixed Annuities:
3,837	3,452	Beginning total account value	3,739	3,766	3,828	3,837	3,841
38	62	Sales	32	29	12	18	20
(93)	(126)	Surrenders and withdrawals	(78)	(44)	(45)	(48)	(45)

(55)	(64)	Net redemptions	(46)	(15)	(33)	(30)	(25)
(132)	(137)	Benefit payments	(80)	(62)	(68)	(67)	(65)

(187)	(201)	Net flows	(126)	(77)	(101)	(97)	(90)
176	516	Interest credited and other (1)	153	139	111	102	74
(1)	(1)	Policy charges	—	—	(1)	(1)	—

3,825	3,766	Ending total account value	3,766	3,828	3,837	3,841	3,825

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
1,755	1,336	Insurance Agents	713	694	817	997	758
2,343	2,211	Wirehouses	1,114	1,101	1,300	1,414	929
5,396	5,113	Independent Financial Planners	2,653	2,618	2,880	3,339	2,057
1,890	1,577	Bank Distribution	860	984	1,123	1,083	807

11,384	10,237	Total	5,340	5,397	6,120	6,833	4,551

(1)	Includes cumulative reclassifications during the first quarter of 2010 of $267 million from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
13,223	14,606	Beginning balance	14,190	14,398	13,693	13,223	12,621
912	1,231	Premiums and deposits	627	691	569	521	391
(640)	(766)	Surrenders and withdrawals	(402)	(352)	(362)	(346)	(294)

272	465	Net sales	225	339	207	175	97
(173)	(176)	Benefit payments	(81)	(86)	(89)	(88)	(85)

99	289	Net flows	144	253	118	87	12
206	281	Interest credited and other	144	151	129	106	100
(1,342)	(777)	Net transfers to separate account	(80)	(1,109)	(716)	(794)	(548)
(1)	(1)	Policy charges	—	—	(1)	(1)	—

12,185	14,398	Ending balance	14,398	13,693	13,223	12,621	12,185

		Account Values in Separate Account:
92,962	69,365	Beginning balance	74,928	72,961	83,510	92,962	101,189
10,472	9,006	Premiums and deposits	4,713	4,706	5,551	6,312	4,160
(3,353)	(2,744)	Surrenders and withdrawals	(1,390)	(1,352)	(1,562)	(1,669)	(1,684)

7,119	6,262	Net sales	3,323	3,354	3,989	4,643	2,476
(503)	(430)	Benefit payments	(202)	(236)	(231)	(233)	(270)

6,616	5,832	Net flows	3,121	3,118	3,758	4,410	2,206
4,015	(2,261)	Change in market value, interest credited and other	(4,775)	6,744	5,470	3,548	467
1,342	777	Net transfers from general account	80	1,109	716	794	548
(1,093)	(752)	Policy charges	(393)	(422)	(492)	(525)	(568)

103,842	72,961	Ending balance	72,961	83,510	92,962	101,189	103,842

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2010			2011
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,408	9,687	9,873	9,935	9,667
Guaranteed minimum withdrawal benefits	1,250	1,302	1,315	1,296	1,215
Guaranteed minimum income benefits	4,181	4,416	4,532	4,480	4,261
Guaranteed minimum withdrawal & income benefits	43,395	51,457	59,351	66,857	70,349

Total	58,234	66,862	75,071	82,568	85,492

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	42,166	49,721	57,336	64,786	68,273
Account Values without Auto-Rebalancing Feature	16,068	17,141	17,735	17,782	17,219

Total	58,234	66,862	75,071	82,568	85,492

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,200	1,473	1,217	1,227	1,438
Net Amount at Risk without Auto-Rebalancing Feature	3,384	2,406	1,825	1,574	1,622

Total	5,584	3,879	3,042	2,801	3,060

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2010			2011
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	55,452	62,940	69,982	76,405	78,748
Net amount at risk	3,136	1,666	1,132	929	918
Minimum return, anniversary contract value, or maximum contract value:
Account value	25,069	27,236	29,047	30,216	30,191
Net amount at risk	6,758	5,254	4,327	3,871	3,958

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	42,166	49,721	57,336	64,786	68,273
Account Values without Auto-Rebalancing Feature	38,355	40,455	41,693	41,835	40,666

Total	80,521	90,176	99,029	106,621	108,939

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,342	672	592	557	591
Net Amount at Risk without Auto-Rebalancing Feature	8,552	6,248	4,867	4,243	4,285

Total	9,894	6,920	5,459	4,800	4,876

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
141,313	126,345	Beginning total account value	131,147	125,176	135,248	141,313	145,977
8,976	9,642	Deposits and sales	4,037	5,255	4,369	4,848	4,128
(9,141)	(8,251)	Withdrawals and benefits	(3,751)	(3,167)	(5,386)	(4,927)	(4,214)
5,432	(2,560)	Change in market value, interest credited and interest income	(6,257)	7,984	7,082	4,743	689

146,580	125,176	Ending total account value	125,176	135,248	141,313	145,977	146,580

(165)	1,391	Net additions (withdrawals)	286	2,088	(1,017)	(79)	(86)

		Stable value account values included above	37,909	39,022	39,142	39,062	39,828

		Institutional Investment Products:
64,183	51,908	Beginning total account value	52,768	55,965	59,062	64,183	68,892
11,377	5,568	Additions	3,692	3,076	6,654	5,785	5,592
(2,565)	(4,141)	Withdrawals and benefits (1)	(2,002)	(1,640)	(1,177)	(1,128)	(1,437)
1,672	2,247	Change in market value, interest credited and interest income	1,448	1,298	(175)	482	1,190
(536)	383	Other (2)	59	363	(181)	(430)	(106)

74,131	55,965	Ending total account value	55,965	59,062	64,183	68,892	74,131

8,812	1,427	Net additions	1,690	1,436	5,477	4,657	4,155

(1)	Includes $(34) million, $(240) million, $(67) million, $(34) million and $(18) million for the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011 respectively, and $(52) million, $(445) million for the six months ended June 30, 2011 and 2010, respectively, for the representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	“Other” activity includes transfers to the Asset Management segment of $(3) million, $(118) million, $(402) million and $(13) million for the three months ended June 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively and $(415) million and $(46) million for the six months ended June 30, 2011 and 2010 respectively. “Other” activity also includes $34 million, $240 million, $67 million, $34 million and $18 million, for the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively, $52 million and $445 million for the six months ended June 30, 2011 and 2010, respectively, related to transfers discussed above in note 1. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
724	615	18%	Asset management fees	311	320	338	356	368
206	80	158%	Incentive, transaction, principal investing and commercial mortgage revenues	69	62	68	57	149
274	178	54%	Service, distribution and other revenues	114	111	116	135	139

1,204	873	38%	Total Asset Management segment revenues	494	493	522	548	656

			Analysis of asset management fees by source:
352	304	16%	Institutional customers	152	159	163	174	178
212	168	26%	Retail customers	87	87	98	104	108
160	143	12%	General account	72	74	77	78	82

724	615	18%	Total asset management fees	311	320	338	356	368

Supplementary Assets Under Management Information (in billions):
	June 30, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.1	178.5	26.6	256.2
Retail customers	78.6	29.1	1.6	109.3
General account	4.3	212.4	1.3	218.0

Total	134.0	420.0	29.5	583.5

	June 30, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	43.1	139.4	21.0	203.5
Retail customers	56.5	26.4	1.3	84.2
General account	3.5	192.2	0.9	196.6

Total	103.1	358.0	23.2	484.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
197.6	152.1	Beginning assets under management	157.1	167.3	184.1	197.6	209.2
23.2	22.9	Additions	15.2	11.0	16.6	12.4	10.8
(12.3)	(10.0)	Withdrawals	(4.3)	(5.2)	(6.7)	(6.5)	(5.8)
10.1	2.9	Change in market value	(0.7)	11.0	3.0	5.4	4.7
(0.1)	(0.6)	Net money market flows	—	—	0.1	(0.1)	—
0.4	—	Other (1)	—	—	0.5	0.4	—

218.9	167.3	Ending assets under management	167.3	184.1	197.6	209.2	218.9
37.3	36.2	Affiliated institutional assets under management	36.2	38.0	37.7	37.0	37.3

256.2	203.5	Total assets managed for institutional customers at end of period	203.5	222.1	235.3	246.2	256.2

10.9	12.9	Net institutional additions, excluding money market activity	10.9	5.8	9.9	5.9	5.0

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
61.6	51.1	Beginning assets under management	53.5	49.1	55.5	61.6	66.2
11.1	11.6	Additions	6.8	4.1	5.3	6.1	5.0
(9.3)	(7.6)	Withdrawals	(3.9)	(2.9)	(4.1)	(4.1)	(5.2)
3.8	(3.4)	Change in market value	(4.9)	5.2	4.9	3.0	0.8
—	(2.6)	Net money market flows	(2.4)	—	—	—	—
(0.4)	—	Other (2)	—	—	—	(0.4)	—

66.8	49.1	Ending assets under management	49.1	55.5	61.6	66.2	66.8
42.5	35.1	Affiliated retail assets under management	35.1	37.2	39.6	42.6	42.5

109.3	84.2	Total assets managed for retail customers at end of period	84.2	92.7	101.2	108.8	109.3

1.8	4.0	Net retail additions (withdrawals), excluding money market activity	2.9	1.2	1.2	2.0	(0.2)

(1)	Other activity includes acquisition of an asset management rights contract of $0.5 billion during the fourth quarter of 2010. “Other” activity during the first quarter of 2011 represents transfers from the Retirement Segment as a result of a change in client contract form.
(2)	Amounts in the first quarter of 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,721	2,362	15%	Premiums	1,190	1,320	1,239	1,360	1,361
769	781	-2%	Policy charges and fee income	406	300	372	385	384
825	764	8%	Net investment income	389	399	408	407	418
165	158	4%	Asset management fees, commissions and other income	82	85	85	79	86

4,480	4,065	10%	Total revenues	2,067	2,104	2,104	2,231	2,249

			Benefits and Expenses (1):
2,963	2,631	13%	Insurance and annuity benefits	1,308	1,428	1,319	1,510	1,453
258	250	3%	Interest credited to policyholders’ account balances	124	130	131	128	130
93	72	29%	Interest expense	37	45	45	45	48
(215)	(227)	5%	Deferral of acquisition costs	(109)	(110)	(105)	(103)	(112)
200	216	-7%	Amortization of acquisition costs	156	(61)	88	93	107
866	859	1%	General and administrative expenses	431	421	426	422	444

4,165	3,801	10%	Total benefits and expenses	1,947	1,853	1,904	2,095	2,070

315	264	19%	Adjusted operating income before income taxes	120	251	200	136	179

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2011			Quarter Ended June 30, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,721	355	2,366	1,361	183	1,178
Policy charges and fee income	769	538	231	384	274	110
Net investment income	825	481	344	418	245	173
Asset management fees, commissions and other income	165	114	51	86	61	25

Total revenues	4,480	1,488	2,992	2,249	763	1,486

Benefits and Expenses (1):
Insurance and annuity benefits	2,963	565	2,398	1,453	268	1,185
Interest credited to policyholders’ account balances	258	145	113	130	74	56
Interest expense	93	93	—	48	48	—
Deferral of acquisition costs	(215)	(186)	(29)	(112)	(97)	(15)
Amortization of acquisition costs	200	187	13	107	101	6
General and administrative expenses	866	458	408	444	239	205

Total benefits and expenses	4,165	1,262	2,903	2,070	633	1,437

Adjusted operating income before income taxes	315	226	89	179	130	49

	Six Months Ended June 30, 2010			Quarter Ended June 30, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,362	353	2,009	1,190	177	1,013
Policy charges and fee income	781	543	238	406	294	112
Net investment income	764	436	328	389	223	166
Asset management fees, commissions and other income	158	106	52	82	57	25

Total revenues	4,065	1,438	2,627	2,067	751	1,316

Benefits and Expenses (1):
Insurance and annuity benefits	2,631	579	2,052	1,308	270	1,038
Interest credited to policyholders’ account balances	250	139	111	124	70	54
Interest expense	72	72	—	37	37	—
Deferral of acquisition costs	(227)	(205)	(22)	(109)	(98)	(11)
Amortization of acquisition costs	216	206	10	156	151	5
General and administrative expenses	859	468	391	431	233	198

Total benefits and expenses	3,801	1,259	2,542	1,947	663	1,284

Adjusted operating income before income taxes	264	179	85	120	88	32

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

13	10	Variable life	5	6	7	7	6
45	37	Universal life	17	20	20	23	22
75	82	Term life	39	38	40	35	40

133	129	Total	61	64	67	65	68

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

41	42	Prudential Agents	22	20	22	20	21
92	87	Third party distribution	39	44	45	45	47

133	129	Total	61	64	67	65	68

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,767	8,081	Beginning balance	8,228	8,305	8,548	8,767	8,968
776	751	Premiums and deposits	369	389	367	402	374
(397)	(389)	Surrenders and withdrawals	(205)	(208)	(198)	(180)	(217)

379	362	Net sales	164	181	169	222	157
(100)	(104)	Benefit payments	(40)	(41)	(52)	(51)	(48)

279	258	Net flows	124	140	117	170	109
82	19	Interest credited and other	(29)	139	133	63	19
135	132	Net transfers from separate account	74	57	62	61	74
(182)	(185)	Policy charges	(92)	(93)	(93)	(92)	(90)

9,080	8,305	Ending balance	8,305	8,548	8,767	8,968	9,080

		Separate Account Liabilities:
17,156	15,692	Beginning balance	16,155	14,861	16,079	17,156	17,749
435	469	Premiums and deposits	234	319	243	220	215
(416)	(288)	Surrenders and withdrawals	(146)	(162)	(145)	(161)	(255)

19	181	Net sales (redemptions)	88	157	98	59	(40)
(24)	(16)	Benefit payments	(8)	(6)	(11)	(13)	(12)

(5)	165	Net flows	80	151	87	47	(51)
867	(518)	Change in market value, interest credited and other	(1,127)	1,298	1,222	777	90
(135)	(132)	Net transfers to general account	(74)	(57)	(62)	(61)	(74)
(339)	(346)	Policy charges	(173)	(174)	(169)	(170)	(169)

17,544	14,861	Ending balance	14,861	16,079	17,157	17,749	17,544

		FACE AMOUNT IN FORCE (3):

		Variable life	118,804	118,274	118,078	117,538	116,024
		Universal life	36,082	36,691	37,481	38,190	38,896
		Term life	447,408	452,133	457,014	460,683	466,129

		Total	602,294	607,098	612,573	616,411	621,049

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
475	342	Cash value of surrenders	172	183	172	189	286
3.9%	3.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	3.3%	2.9%	3.1%	4.7%

		Death benefits per $1,000 of in force (1):
4.45	4.44	Variable and universal life	3.86	4.75	3.89	5.15	3.73
1.09	1.05	Term life	0.96	1.11	1.06	1.12	1.06
2.70	2.70	Total, Individual Life Insurance	2.38	2.85	2.45	3.05	2.34

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
414	280	Group life	23	84	82	392	22
138	108	Group disability (1)	19	26	27	108	30

552	388	Total	42	110	109	500	52

		Future Policy Benefits (2):
		Group life	2,194	2,122	2,262	2,233	2,202
		Group disability (1)	1,321	1,376	1,453	1,560	1,621

		Total	3,515	3,498	3,715	3,793	3,823

		Policyholders’ Account Balances (2):
		Group life	6,688	6,692	6,863	6,943	7,075
		Group disability (1)	176	175	182	174	179

		Total	6,864	6,867	7,045	7,117	7,254

		Separate Account Liabilities (2):
		Group life	18,851	19,232	19,271	19,292	20,027
		Group disability (1)	—	—	—	—	—

		Total	18,851	19,232	19,271	19,292	20,027

		Group Life Insurance:
2,112	1,832	Gross premiums, policy charges and fee income (3)	896	945	944	1,066	1,046
2,002	1,694	Earned premiums, policy charges and fee income	853	989	856	1,010	992
91.4%	91.9%	Benefits ratio	92.2%	89.0%	86.1%	92.3%	90.4%
8.0%	9.0%	Administrative operating expense ratio	9.3%	8.5%	8.8%	8.1%	7.9%
		Persistency ratio	92.5%	92.2%	92.1%	97.2%	96.6%

		Group Disability Insurance (1):
605	563	Gross premiums, policy charges and fee income (3)	278	287	315	301	304
595	553	Earned premiums, policy charges and fee income	272	284	309	299	296
95.6%	89.7%	Benefits ratio	93.0%	99.7%	99.0%	94.3%	97.0%
21.5%	22.4%	Administrative operating expense ratio	23.4%	21.3%	19.4%	21.6%	21.4%
		Persistency ratio	94.6%	92.9%	92.1%	93.3%	91.6%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,392	2,449	Beginning balance	2,532	2,150	2,600	3,392	3,673
643	552	Capitalization	299	308	354	379	264
(245)	(249)	Amortization - operating results	(174)	64	(75)	(99)	(146)
(76)	(489)	Amortization - realized investment gains and losses	(428)	142	362	18	(94)
(1)	(113)	Impact of unrealized (gains) or losses on AFS securities	(79)	(64)	151	(1)	—
(16)	—	Other (1)	—	—	—	(16)	—

3,697	2,150	Ending balance	2,150	2,600	3,392	3,673	3,697

		INDIVIDUAL LIFE INSURANCE:
4,261	4,179	Beginning balance	4,178	4,032	4,129	4,261	4,272
186	205	Capitalization	98	97	94	89	97
(187)	(206)	Amortization - operating results	(151)	67	(79)	(86)	(101)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(43)	(146)	Impact of unrealized (gains) or losses on AFS securities	(93)	(67)	117	8	(51)

4,217	4,032	Ending balance	4,032	4,129	4,261	4,272	4,217

		GROUP INSURANCE:
392	371	Beginning balance	377	383	390	392	399
29	22	Capitalization	11	13	11	14	15
(13)	(10)	Amortization - operating results	(5)	(6)	(9)	(7)	(6)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

408	383	Ending balance	383	390	392	399	408

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,348	1,117	Beginning balance	1,137	955	1,094	1,348	1,431
207	220	Capitalization	110	102	109	121	86
(116)	(138)	Amortization - operating results	(81)	(5)	(53)	(56)	(60)
(38)	(212)	Amortization - realized investment gains and losses	(179)	50	143	6	(44)
(2)	(32)	Impact of unrealized (gains) or losses on AFS securities	(32)	(8)	55	(4)	2
16	—	Other (1)	—	—	—	16	—

1,415	955	Ending balance	955	1,094	1,348	1,431	1,415

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010			2011
2011	2010			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,179	4,449	61%	Premiums	2,232	2,253	2,414	3,267	3,912
256	191	34%	Policy charges and fee income	96	107	109	113	143
1,726	1,165	48%	Net investment income	580	642	662	765	961
216	100	116%	Asset management fees, commissions and other income	50	40	88	183	33

9,377	5,905	59%	Total revenues	2,958	3,042	3,273	4,328	5,049

			Benefits and Expenses (1):
5,876	3,585	64%	Insurance and annuity benefits	1,815	1,801	1,929	2,706	3,170
410	264	55%	Interest credited to policyholders’ account balances	130	148	150	161	249
1	1	0%	Interest expense	—	1	1	—	1
(1,025)	(666)	-54%	Deferral of acquisition costs	(327)	(357)	(379)	(422)	(603)
537	428	25%	Amortization of acquisition costs	213	215	212	250	287
2,316	1,336	73%	General and administrative expenses	661	694	772	961	1,355

8,115	4,948	64%	Total benefits and expenses	2,492	2,502	2,685	3,656	4,459

1,262	957	32%	Adjusted operating income before income taxes	466	540	588	672	590

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2011			Quarter Ended June 30, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,179	3,179	4,000	3,912	1,517	2,395
Policy charges and fee income	256	181	75	143	91	52
Net investment income	1,726	698	1,028	961	347	614
Asset management fees, commissions and other income	216	(9)	225	33	(8)	41

Total revenues	9,377	4,049	5,328	5,049	1,947	3,102

Benefits and Expenses (1):
Insurance and annuity benefits	5,876	2,618	3,258	3,170	1,229	1,941
Interest credited to policyholders’ account balances	410	118	292	249	56	193
Interest expense	1	—	1	1	—	1
Deferral of acquisition costs	(1,025)	(508)	(517)	(603)	(247)	(356)
Amortization of acquisition costs	537	311	226	287	154	133
General and administrative expenses	2,316	834	1,482	1,355	409	946

Total benefits and expenses	8,115	3,373	4,742	4,459	1,601	2,858

Adjusted operating income before income taxes	1,262	676	586	590	346	244

	Six Months Ended June 30, 2010			Quarter Ended June 30, 2010
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,449	2,760	1,689	2,232	1,312	920
Policy charges and fee income	191	153	38	96	77	19
Net investment income	1,165	594	571	580	295	285
Asset management fees, commissions and other income	100	22	78	50	12	38

Total revenues	5,905	3,529	2,376	2,958	1,696	1,262

Benefits and Expenses (1):
Insurance and annuity benefits	3,585	2,233	1,352	1,815	1,070	745
Interest credited to policyholders’ account balances	264	100	164	130	47	83
Interest expense	1	1	—	—	—	—
Deferral of acquisition costs	(666)	(438)	(228)	(327)	(204)	(123)
Amortization of acquisition costs	428	283	145	213	137	76
General and administrative expenses	1,336	732	604	661	355	306

Total benefits and expenses	4,948	2,911	2,037	2,492	1,405	1,087

Adjusted operating income before income taxes	957	618	339	466	291	175

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		Japanese Yen Basis Results:
		Revenues (1):
¥261,089	¥246,486	Japanese insurance operations excluding Gibraltar Life	¥116,754	¥122,270	¥121,126	¥138,200	¥122,889
429,030	215,846	Gibraltar Life and Other Operations	114,980	107,381	115,475	171,976	257,054

690,119	462,332	Total revenues, yen basis	231,734	229,651	236,601	310,176	379,943

		Benefits and Expenses (1):
210,681	197,595	Japanese insurance operations excluding Gibraltar Life	93,723	98,175	96,878	113,597	97,084
390,106	181,307	Gibraltar Life and Other Operations	96,971	85,946	93,126	154,260	235,846

600,787	378,902	Total benefits and expenses, yen basis	190,694	184,121	190,004	267,857	332,930

		Adjusted operating income (2):
50,408	48,891	Japanese insurance operations excluding Gibraltar Life	23,031	24,095	24,248	24,603	25,805
38,924	34,539	Gibraltar Life and Other Operations	18,009	21,435	22,349	17,716	21,208

¥89,332	¥83,430	Total adjusted operating income, yen basis	¥41,040	¥45,530	¥46,597	¥42,319	¥47,013

		U.S. Dollar adjusted operating income (3):
$575	$510	Japanese insurance operations excluding Gibraltar Life and Other Operations	$240	$259	$265	$281	$294
586	339	Gibraltar Life and Other Operations	175	217	260	342	244

1,161	849	Total adjusted operating income, U.S. dollar basis	415	476	525	623	538
101	108	All other (4)	51	64	63	49	52

$1,262	$957	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$466	$540	$588	$672	$590

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests. Revenues and benefits and expenses exclude non-Japanese operations.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging and non-Japanese operations.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2010			2011
2011	2010		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,588	2,210	Japan, excluding Gibraltar Life	1,030	1,137	1,182	1,378	1,210
4,075	1,727	Gibraltar Life	939	863	946	1,628	2,447
772	703	All other countries	359	360	395	374	398

7,435	4,640	Total	2,328	2,360	2,523	3,380	4,055

		Annualized new business premiums:
400	321	Japan, excluding Gibraltar Life	137	178	191	224	176
917	384	Gibraltar Life	221	234	256	373	544
165	125	All other countries	61	64	85	83	82

1,482	830	Total	419	476	532	680	802

		Annualized new business premiums by distribution channel:
565	446	Life Planners	198	242	276	307	258
430	242	Gibraltar Life Advisors	137	122	123	160	270
278	134	Banks	78	92	106	135	143
209	8	Independent Agency	6	20	27	78	131

1,482	830	Total	419	476	532	680	802

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,373	2,198	Japan, excluding Gibraltar Life	1,029	1,076	1,090	1,267	1,106
3,677	1,716	Gibraltar Life	939	828	869	1,480	2,197
711	689	All other countries	357	359	375	349	362

6,761	4,603	Total	2,325	2,263	2,334	3,096	3,665

		Annualized new business premiums:
371	319	Japan, excluding Gibraltar Life	137	170	178	208	163
846	384	Gibraltar Life	222	228	242	347	499
153	122	All other countries	60	63	81	78	75

1,370	825	Total	419	461	501	633	737

		Annualized new business premiums by distribution channel:
524	441	Life Planners	197	233	259	286	238
395	242	Gibraltar Life Advisors	138	119	114	148	247
262	134	Banks	78	90	104	128	134
189	8	Independent Agency	6	19	24	71	118

1,370	825	Total	419	461	501	633	737

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2010			2011
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	293	295	298	300	302
Gibraltar Life (3)	211	212	213	351	349
All other countries	97	99	99	101	101

Total	601	606	610	752	752

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,484	2,515	2,549	2,590	2,616
Gibraltar Life (3)	3,868	3,884	3,903	7,457	7,430
All other countries	1,465	1,481	1,504	1,522	1,536

Total	7,817	7,880	7,956	11,569	11,582

International life insurance policy persistency: (4)

Excluding Gibraltar Life:
13 months	91.7%	92.0%	92.2%	92.1%	92.2%
25 months	84.2%	84.7%	84.5%	84.6%	84.7%

Gibraltar Life:
13 months	92.2%	92.4%	92.4%	92.4%	92.7%
25 months	83.8%	84.1%	84.7%	85.3%	85.5%

Number of Life Planners at end of period:
Japan	3,122	3,126	3,122	3,150	3,106
All other countries	3,483	3,482	3,443	3,431	3,462

Total life planners	6,605	6,608	6,565	6,581	6,568

Gibraltar Life Advisors (5)	6,101	5,913	6,281	13,227	13,353

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3,529 million individual policies as of that date.
(4)	Excludes acquired Star/Edison business.
(5)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2011				December 31, 2010
	Consolidated	Closed Block	Financial Services Businesses		Consolidated	Closed Block	Financial Services Businesses
	Portfolio	Business	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	195,590	29,829	165,761	63.3%	155,076	30,499	124,577	59.3%
Public, held to maturity, at amortized cost	3,781	—	3,781	1.4%	3,940	—	3,940	1.9%
Private, available for sale, at fair value	40,434	15,356	25,078	9.6%	37,786	14,678	23,108	11.0%
Private, held to maturity, at amortized cost	1,310	—	1,310	0.5%	1,286	—	1,286	0.6%
Trading account assets supporting insurance liabilities, at fair value	18,563	—	18,563	7.1%	17,771	—	17,771	8.5%
Other trading account assets, at fair value	1,340	163	1,177	0.5%	1,376	156	1,220	0.6%
Equity securities, available for sale, at fair value	9,658	3,649	6,009	2.3%	7,728	3,593	4,135	2.0%
Commercial mortgage and other loans	32,422	8,816	23,606	9.0%	30,408	8,507	21,901	10.4%
Policy loans	11,372	5,326	6,046	2.3%	10,667	5,377	5,290	2.5%
Other long-term investments (1)	6,393	1,580	4,813	1.8%	4,570	1,582	2,988	1.4%
Short-term investments (2)	6,761	1,102	5,659	2.2%	4,862	1,164	3,698	1.8%

Subtotal (3)	327,624	65,821	261,803	100.0%	275,470	65,556	209,914	100.0%

Invested assets of other entities and operations (4)	7,885	—	7,885		8,442	—	8,442

Total investments	335,509	65,821	269,688		283,912	65,556	218,356

Fixed Maturities by Credit Quality (3):

	June 30, 2011					December 31, 2010
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)
1	143,529	7,203	1,248	149,484	88.1%	105,068	6,278	1,240	110,106	85.5%
2	16,190	966	687	16,469	9.7%	14,129	892	585	14,436	11.2%

Subtotal - High or Highest Quality Securities	159,719	8,169	1,935	165,953	97.8%	119,197	7,170	1,825	124,542	96.7%

3	2,606	91	266	2,431	1.4%	2,753	100	208	2,645	2.1%
4	988	20	171	837	0.5%	1,067	24	206	885	0.7%
5	511	28	167	372	0.2%	630	21	211	440	0.3%
6	212	20	82	150	0.1%	271	28	89	210	0.2%

Subtotal - Other Securities	4,317	159	686	3,790	2.2%	4,721	173	714	4,180	3.3%

Total	164,036	8,328	2,621	169,743	100.0%	123,918	7,343	2,539	128,722	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	6,764	568	76	7,256	27.5%	6,226	511	90	6,647	27.2%
2	14,568	1,023	303	15,288	57.8%	13,264	792	341	13,715	56.1%

Subtotal - High or Highest Quality Securities	21,332	1,591	379	22,544	85.3%	19,490	1,303	431	20,362	83.3%

3	2,422	143	50	2,515	9.5%	2,467	104	63	2,508	10.3%
4	844	14	22	836	3.2%	948	26	44	930	3.8%
5	403	14	15	402	1.5%	518	21	17	522	2.1%
6	107	40	6	141	0.5%	95	29	6	118	0.5%

Subtotal - Other Securities	3,776	211	93	3,894	14.7%	4,028	180	130	4,078	16.7%

Total	25,108	1,802	472	26,438	100.0%	23,518	1,483	561	24,440	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2011 and December 31, 2010, respectively, 149 securities with amortized cost of $1,170 million (fair value $1,240 million) and 177 securities with amortized cost of $1,787 million (fair value, $1,820 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	100,644	78.3%	60,115	74.9%
Public, held to maturity, at amortized cost	3,781	2.9%	3,940	4.9%
Private, available for sale, at fair value	4,322	3.4%	3,304	4.1%
Private, held to maturity, at amortized cost	1,310	1.0%	1,286	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,749	1.4%	1,518	1.9%
Other trading account assets, at fair value	702	0.5%	702	0.9%
Equity securities, available for sale, at fair value	3,351	2.6%	1,612	2.0%
Commercial mortgage and other loans	5,253	4.1%	4,202	5.2%
Policy loans	2,707	2.1%	2,083	2.6%
Other long-term investments (2)	3,083	2.4%	1,320	1.6%
Short-term investments	1,691	1.3%	211	0.3%

Total	128,593	100.0%	80,293	100.0%

	June 30, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	65,117	48.9%	64,462	49.7%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	20,756	15.6%	19,804	15.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	16,814	12.6%	16,253	12.5%
Other trading account assets, at fair value	475	0.3%	518	0.4%
Equity securities, available for sale, at fair value	2,658	2.0%	2,523	1.9%
Commercial mortgage and other loans	18,353	13.8%	17,699	13.7%
Policy loans	3,339	2.5%	3,207	2.5%
Other long-term investments (2)	1,730	1.3%	1,668	1.3%
Short-term investments	3,968	3.0%	3,487	2.7%

Total	133,210	100.0%	129,621	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.87%	1,791	(34)	4.28%	1,457	(96)
Equity securities	5.95%	82	(19)	6.71%	56	10
Commercial mortgage and other loans	5.33%	252	11	5.61%	232	10
Policy loans	4.61%	69	—	4.77%	57	—
Short-term investments and cash equivalents	0.48%	14	—	0.31%	9	—
Other investments	4.56%	69	213	3.94%	40	1,382

Gross investment income before investment expenses	3.90%	2,277	171	4.20%	1,851	1,306
Investment expenses	-0.13%	(60)	—	-0.14%	(50)	—

Subtotal	3.77%	2,217	171	4.06%	1,801	1,306

Investment results of other entities and operations (2)		308	82		305	59
Less, investment income related to adjusted operating income reconciling items		1			3

Total		2,526	253		2,109	1,365

	Six Months Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)(4)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.96%	3,389	(30)	4.30%	2,894	(334)
Equity securities	5.61%	136	(16)	6.55%	109	—
Commercial mortgage and other loans	5.46%	501	21	5.62%	462	28
Policy loans	4.67%	133	—	4.80%	114	—
Short-term investments and cash equivalents	0.42%	25	—	0.27%	17	—
Other investments	5.00%	134	111	3.86%	80	1,745

Gross investment income before investment expenses	3.97%	4,318	86	4.20%	3,676	1,439
Investment expenses	-0.13%	(113)	—	-0.14%	(100)	—

Subtotal	3.84%	4,205	86	4.06%	3,576	1,439

Investment results of other entities and operations (2)		628	87		602	41
Less, investment income related to adjusted operating income reconciling items		(2)			4

Total		4,831	173		4,182	1,480

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields are weighted for four months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.75%	732	(73)	2.80%	418	(114)
Equity securities	3.62%	31	(46)	2.85%	10	(1)
Commercial mortgage and other loans	4.04%	52	5	4.61%	42	7
Policy loans	3.35%	23	—	3.73%	17	—
Short-term investments and cash equivalents	0.87%	9	—	0.32%	1	—
Other investments (3)	3.61%	35	—	3.07%	17	197

Gross investment income before investment expenses	2.80%	882	(114)	2.88%	505	89
Investment expenses	-0.13%	(42)	—	-0.15%	(25)	—

Total	2.67%	840	(114)	2.73%	480	89

	Six Months Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)(2)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.73%	1,273	(122)	2.78%	823	(336)
Equity securities	3.13%	44	(46)	2.80%	21	(61)
Commercial mortgage and other loans	4.17%	100	10	4.60%	84	8
Policy loans	3.38%	42	—	3.74%	33	—
Short-term investments and cash equivalents	0.77%	13	—	0.31%	2	—
Other investments (3)	5.01%	81	(134)	4.35%	49	221

Gross investment income before investment expenses	2.82%	1,553	(292)	2.90%	1,012	(168)
Investment expenses	-0.12%	(68)	—	-0.15%	(51)	—

Total	2.70%	1,485	(292)	2.75%	961	(168)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields are weighted for four months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.38%	1,059	39	5.44%	1,039	18
Equity securities	9.81%	51	27	9.89%	46	11
Commercial mortgage and other loans	5.81%	200	6	5.89%	190	3
Policy loans	5.65%	46	—	5.39%	40	—
Short-term investments and cash equivalents	0.27%	5	—	0.30%	8	—
Other investments	6.31%	34	213	5.02%	23	1,185

Gross investment income before investment expenses	5.17%	1,395	285	5.08%	1,346	1,217
Investment expenses	-0.12%	(18)	—	-0.13%	(25)	—

Total	5.05%	1,377	285	4.95%	1,321	1,217

	Six Months Ended June 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.42%	2,116	92	5.50%	2,071	2
Equity securities	9.08%	92	30	9.75%	88	61
Commercial mortgage and other loans	5.92%	401	11	5.92%	378	20
Policy loans	5.66%	91	—	5.43%	81	—
Short-term investments and cash equivalents	0.27%	12	—	0.27%	15	—
Other investments	5.00%	53	245	3.28%	31	1,524

Gross investment income before investment expenses	5.13%	2,765	378	5.06%	2,664	1,607
Investment expenses	-0.13%	(45)	—	-0.14%	(49)	—

Total	5.00%	2,720	378	4.92%	2,615	1,607

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 8.80% for the six months ended June 30, 2011, 10.26% for the six months ended June 30, 2010, 10.14% for the three months ended June 30, 2011, 7.50% for the three months ended March 31, 2011, 2.63% for the three months ended December 31, 2010, 15.60% for the three months ended September 30, 2010, and 11.76% for the three months ended June 30, 2010.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2011

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 3, 2011

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of August 3, 2011

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.